Exhibit 99.1

                           Immtech International, Inc.

      Certification of Chief Executive Officer and Chief Financial Officer
                       pursuant to 18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
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            In connection with the Quarterly Report pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934 on Form 10-Q of Immtech International, Inc. (the "Company") for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, T. Stephen Thompson, President and Chief Executive Officer of the Company, and Gary C. Parks, Treasurer, Secretary and Chief Financial Officer of the Company, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1. such Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ T. Stephen Thompson
                                        ----------------------------------------
                                        T. Stephen Thompson
                                        President & Chief Executive Officer
                                        November 14, 2002


                                        /s/ Gary C. Parks
                                        ----------------------------------------
                                        Gary C. Parks
                                        Treasurer, Secretary and Chief Financial
                                        Officer (Principal Financial and
                                        Accounting Officer)
                                        November 14, 2002